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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  March 26, 1996


                            St. Paul Bancorp, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       01-15580                   36-3504665
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   (State or other                (Commission                (IRS Employer
   jurisdiction of                File Number)               Identification
   incorporation)                                            No.)


   6700 West North Avenue
   Chicago, Illinois                                                    60635
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   (Address of principal executive office)                         (Zip Code)


   Registrant's telephone number, including area code: (312) 622-5000


                                Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)




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Item 5.  Other Events

         St. Paul Bancorp, Inc. (the "Company") announced on March 26, 1996 that its annual meeting of stockholders will be held on Wednesday, May 15, 1996 at 10:00 a.m. at the Drury Lane Oakbrook, 100 Drury Lane, Oakbrook Terrace, Illinois 60181. The record date for the meeting will be March 27, 1996. In accordance with the Company's bylaws, stockholders who wish to present business at the annual meeting or to nominate directors are required to give notice to the Company and provide information specified in the bylaws no later than April 15, 1996.

        A copy of the press release dated March 26, 1996 is attached as an exhibit.











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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ST. PAUL BANCORP, INC.
                                                 --------------------------
                                                 (Registrant)


                                                 /s/ Patrick J. Agnew
                                                 --------------------------
                                                 Patrick J. Agnew
                                                 President




Attest:



/s/ Clifford M. Sladnick
------------------------------
Clifford M. Sladnick
Senior Vice President, General Counsel
and Corporate Secretary



Date:    March 26, 1996












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